SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                 April 30, 2003

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                         BARRETT BUSINESS SERVICES, INC.
               (Exact name of registrant as specified in charter)

                                    Maryland
                 (State or other jurisdiction of incorporation)

                                     0-21886
                                (SEC File Number)

                                   52-0812977
                        (IRS Employer Identification No.)

         4724 S.W. Macadam Avenue
         Portland, Oregon                                    97239
         (Address of principal executive offices)           (Zip Code)

               Registrant's telephone number, including area code:

                                 (503) 220-0988

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) The following exhibit is included with this report:

            99.1  Press release issued April 30, 2003

Item 9.  Regulation FD Disclosure.

     On April 30, 2003, the Company issued a press release announcing its results of operations for the quarter ended March 31, 2003. The press release included as Exhibit 99.1 and the discussion included in this Item are intended to be included under "Item 12. Results of Operations and Financial Condition" and are included under this Item 9 in accordance with Securities and Exchange Commission ("SEC") Release No. 33-8216. This discussion, as well as the press release, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              BARRETT BUSINESS SERVICES, INC.


Dated:  May 1, 2003           By:   /s/ Michael D. Mulholland
                                    ------------------------------------
                                    Michael D. Mulholland
                                    Vice President - Finance